Exhibit 99.1

TKB CRITICAL TECHNOLOGIES 1 ANNOUNCES ADJOURNMENT OF SHAREHOLDER MEETING

EL SEGUNDO, CA -- June 26, 2023 -- TKB Critical Technologies 1, a Cayman Islands exempted company (the “Company”) (NASDAQ: USCT), today filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 15, 2023 (“Proxy Statement”) disclosing that it intends to open the Extraordinary General Meeting (the “Meeting”) as scheduled on June 26, 2023, at 11:30 a.m. Eastern Time, and then immediately adjourn the Meeting to June 28, 2023 at 11:30 a.m. Eastern Time to allow the Company additional time to engage with shareholders. The Proxy Supplement also clarifies that record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Meeting is June 9, 2023.

Shareholders as of the record date can vote on the proposals to be submitted to shareholders at the Meeting, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

Because the Company intends to adjourn the meeting to June 28, 2023, the deadline for submission of public Class A ordinary shares for redemption will be extended to 5:00 p.m. Eastern time on June 26, 2023. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the taking of the shareholders’ vote at the Meeting by requesting that the transfer agent return such shares.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 15, 2023, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Meeting. The Company filed a proxy supplement to the definitive proxy statement on June 26, 2023. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

About the Company

TKB Critical Technologies 1 is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Company Contact:

Angela Blatteis

Co-Chief Executive Officer and Chief Financial Officer

ablatteis@tkbtech.com

Proxy Solicitor:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

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